Exhibit 10(c)

AMENDMENT NO. 1 TO THE CBS BONUS DEFERRAL PLAN FOR DESIGNATED SENIOR EXECUTIVES

PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2009.

1.   The Plan is hereby amended by deleting each occurrence of the term “this Plan” and inserting in place thereof the term “the Plan”.

2.   Section 1.2 of the Plan is hereby amended to delete the words “on or before” in the second sentence thereof and to insert in place thereof the words “prior to”.

3.   Section 1.4 of the Plan is hereby amended to delete the word “bonuses” and to insert in place thereof the term “Bonuses” and to delete the phrase “paid under the CBS Corporation Short Term Incentive Plan and any other comparable annual cash bonus plan sponsored by any Employer”.

3.   Section 2.4 of the Plan is hereby amended to delete the words “shall mean” and to insert in place thereof the word “means”.

4.   Section 2.8 of the Plan is hereby amended to delete the word “CBS”.

5.   The Plan is hereby amended to insert a new section 2.13 as follows, and to re-designate subsequent sections accordingly:

“2.13   The term “Election Agreement” is defined in Section 3.1(d).”

6.   Re-designated Section 2.16 of the Plan is hereby amended to delete the cross-reference to Section 2.25 and to insert in place thereof a cross-reference to Section 2.26.

7.   Re-designated Section 2.18 of the Plan is hereby amended to delete the cross-reference to Section 5.1(b) and to insert in place thereof a cross-reference to Section 5.1.

8.   Re-designated Section 2.22 of the Plan is hereby amended to (1) delete the phrase “as set forth herein” and (2) add at the end thereof a new sentence as follows:

“References to “the Plan” shall be considered references to Part A and/or Part B of the Plan as context requires.”

9.   Re-designated Section 2.26 of the Plan is hereby amended to (1) delete the phrases “an Employee who is” and “in the Plan” in the first sentence thereof, (2) delete the third and fourth occurrences of the word “Employee” and to insert in place thereof the word “employee”, (3) delete the second, fifth, seventh and eighth occurrences of the word “Employee” and insert in place thereof the word “Participant”, (4) delete the sixth and ninth occurrences of the word “Employee” as well as the word “an” immediately preceding each such occurrence and to insert in place thereof the words “a Participant”, (5) delete each cross-reference to Section 2.25 and to insert in place thereof a cross-reference to Section 2.26 and (6) delete the cross-reference to Section 2.15 and to insert in place thereof a cross-reference to Section 2.16.

10.   Re-designated Section 2.28 is hereby amended to delete the cross-reference to Section 2.27 and to insert in place thereof a cross-reference to Section 2.28.

11.   Section 3.1(c) of the Plan is hereby amended to (1) delete the phrase “for a calendar year beginning on or after January 1, 2005 in which an employee first becomes an Eligible Employee under this Plan or any other account balance plan maintained by an Employer that is required to be aggregated with this Plan under Code Section 409A, such Eligible Employee” and to insert in place thereof the phrase “an employee who first becomes an Eligible Employee during the course of a calendar year beginning on or after January 1, 2005”, (2) delete the cross-reference to Section 2.25 and to insert in place thereof a cross-reference to Section 2.26 and (3) delete “earned for the remainder of the year in which the election is made and” immediately following “Bonus” in the second sentence thereof.

12.   Section 3.2 of the Plan is hereby amended to delete the term “Participant’s” and to insert in place thereof the term “Eligible Employee’s”.

13.   Sections 4.2(b) and 4.2(c) of the Plan are hereby amended to delete such sections in their entirety and to insert in place thereof the following:

“(b)   If a Participant elects (or is deemed to elect) to have his Post-2004 Subaccount distributed in a single lump sum, the Participant’s Post-2004 Subaccount shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the calendar year in which the Participant experiences a Separation from Service that results in the Participant’s Post-2004 Subaccount becoming payable, and continuing through the date upon which such single lump sum payment is determined, if such determination date is after December 31st of the calendar year in which the Participant experiences a Separation from Service.  Payments due on January 31st of a calendar year are determined on the previous December 31st, while payments due on the first business day of a calendar month are determined on the last day of the second preceding calendar month (e.g., a payment scheduled for the first business day of March will be determined on the preceding January 31st).

(c)   If a Participant elects to have his Post-2004 Subaccount distributed in Annual Payments, the Participant’s Past-2004 Subaccount shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the calendar year in which the Participant experiences a Separation from Service that results in the Participant’s

Post-2004 Subaccount becoming payable, and continuing through the date upon which such Annual Payment is determined, if such determination date is after December 31st of the calendar year in which the Participant experiences a Separation from Service.  Payments due on January 31st of a calendar year are determined on the previous December 31st, while payments due on the first business day of a calendar month are determined on the last day of the second preceding calendar month (e.g., a payment scheduled for the first business day of March will be determined on the preceding January 31st).”

14.   Section 5.1 of the Plan is hereby amended to (1) delete the word “election” immediately following the term “Joint Payment Option” in subsection (b)(i) thereof and to insert in place thereof the term “Joint Payment Option Election”, (2) delete the word “elects” in subsection (b)(ii) thereof and to insert in place thereof the phrase “makes a Joint Payment Option Election”, (3) delete the word “the” immediately following the word “Alternatively,” in the last sentence of subsection (iii) thereof and to insert in place thereof the word “a” and (4) to insert the word “under” immediately prior to the words “Plan or” in subsection (iv) thereof.

15.   Section 5.3 of the Plan is hereby amended to (1) insert the phrase “or after his Separation from Service but prior to the distribution of his entire Post 2004 Subaccount,” immediately following the first occurrence of the term “Separation from Service,” and (2) insert at the end thereof a new sentence as follows:

“The Participant’s Post-2004 Subaccount shall continue to be credited with earnings in accordance with Section 6.2 until his entire Post-2004 Subaccount is distributed.”

16.   Section 6 of the Plan is hereby amended to insert the word “sole” immediately prior to the words “discretion of the Committee” in the fourth sentence thereof.

17.   Section 7 of the Plan is amended to delete the word “Account” and to insert in place thereof “Post-2004 Subaccount”.

18.   Sections 9.1 and 9.2 of the Plan is hereby amended to delete such sections in their entirety and to insert in place thereof the following:

“9.1   Committee.  The Plan shall be administered by the Committee. The Committee shall have sole and absolute discretion to interpret, where necessary, the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of any Participant and other persons, to resolve questions or disputes arising under the Plan and to make any determinations with respect to the benefits hereunder and the persons entitled thereto as may be necessary for the purposes of the Plan.

9.2   Powers of the Committee.  In furtherance of, but without limiting, Section 9.1, the Committee shall have the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee):

(i)   to determine who are Eligible Employees for purposes of participation in the Plan;

(ii)   to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan, including, without limitation, the right to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision;

(iii)   to adopt rules consistent with the Plan;

(iv)   to approve certain amendments to the Plan;

(v)   to determine the amounts payable to any person under the Plan; and

(vi)   to conduct the claims procedure specified in Section 9.3.”